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GuideStone Funds

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GUIDESTONE FUNDS

Growth Equity Fund and Global Natural Resources Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

August [21], 2017

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to each above-listed series of GuideStone Funds (the “Trust”).

The Board of Trustees of the Trust (the “Board”) has approved the appointment of a new sub-adviser, ClearBridge Investments, LLC (“ClearBridge”), to manage a portion of the Growth Equity Fund (“GE Fund”). GuideStone Capital Management, LLC, the investment adviser to the GE Fund, believes that the appointment of ClearBridge will enhance the investment services provided to the GE Fund and will improve the GE Fund’s return potential. There will be no changes to the GE Fund’s investment objective and principal investment strategies, and the aggregate management fee of the GE Fund will decrease as a result of the appointment of ClearBridge as a sub-adviser to the GE Fund.

In addition, the Board and GuideStone Financial Resources of the Southern Baptist Convention, as the majority shareholder of the Trust, have approved a Plan of Liquidation and Termination for the Global Natural Resources Equity Fund.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones

President

GUIDESTONE FUNDS

Growth Equity Fund and Global Natural Resources Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.org/Disclosures.aspx

August [21], 2017

This document is an Information Statement for shareholders of each of above-listed series (each, a “Fund” and together, the “Funds”) of GuideStone Funds (the “Trust”). GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to each Fund and is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498. The Funds’ principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ transfer agent and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. The Northern Trust Company serves as the Funds’ administration and fund accounting agent and is located at 50 South LaSalle Street, Chicago, Illinois 60603. This Information Statement will be mailed on or about August [21], 2017 to the shareholders of record of each Fund as of July 31, 2017 (the “Record Date”).

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Board of Trustees of the Trust (the “Board”) has approved the appointment of a new sub-adviser, ClearBridge Investments, LLC, to manage a portion of the Growth Equity Fund. As further described in the Funds’ prospectus, the assets of each Fund designated as a “Select Fund,” including the Growth Equity Fund, are or may be allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) to permit the Adviser, subject to approval of the Board, to select and replace sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval, subject to certain conditions. These conditions require, among other things, that shareholders be notified of the appointment of a new sub-adviser within 90 days of the sub-adviser’s appointment. This Information Statement provides such notice of the appointment of ClearBridge Investments, LLC.

In addition, the Trust has obtained the written consent of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) to approve a Plan of Liquidation and Termination for the Global Natural Resources Equity Fund, whereby the Fund will be liquidated and terminated on or about September 22, 2017. As disclosed in the Trust’s prospectus, GuideStone Financial Resources at all times directly or indirectly controls the vote of at least 60% of the outstanding shares of the Trust. The Trust will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources, which is an affiliate of the Adviser, generally controls the vote on any matter that requires shareholder approval. Therefore, in accordance with the Trust’s governing documents, the liquidation of the Global Natural Resources Equity Fund will have been approved by shareholders.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended. You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to our website at GuideStoneFunds.com.

Appendix A of this Information Statement lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

I.	Growth Equity Fund: Appointment of ClearBridge Investments, LLC as Sub-Adviser

A.	Overview

On May 23, 2017, the Board voted to approve the appointment of a new sub-adviser, ClearBridge Investments, LLC (“ClearBridge”) to manage a portion of the Growth Equity Fund (the “GE Fund”). ClearBridge replaced Jackson Square Partners, LLC (“Jackson Square”), which had served as one of the sub-advisers to the GE Fund. There will be no changes to the GE Fund’s investment objectives, principal investment strategies or principal investment risks, and the aggregate management fee the GE Fund will decrease by approximately two basis points (0.02%) as a result of the appointment of ClearBridge as sub-adviser to the GE Fund.

B.	Appointment

At a regular, in-person meeting held on May 22-23, 2017, the Board, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, the Adviser, ClearBridge or the Trust’s principal underwriter (the “Independent Trustees”), considered and unanimously approved the Adviser’s proposals to (1) terminate the sub-advisory agreement with Jackson Square on behalf of the GE Fund; and (2) appoint ClearBridge as a sub-adviser to manage a portion of the GE Fund’s portfolio pursuant to a sub-advisory agreement between the Trust, the Adviser and ClearBridge (the “ClearBridge Agreement”). The Adviser’s proposal was based on certain factors, including but not limited to its assessment of the performance of Jackson Square and the desire of the Adviser to optimize the investment objective of the GE Fund and enhance the GE Fund’s large cap growth investment strategy. Based upon a review of comparative performance information and other factors, the Adviser recommended, and the Board approved, the termination of the sub-advisory agreement between the Adviser, the Trust and Jackson Square on behalf of the GE Fund. ClearBridge began providing sub-advisory services for the GE Fund on June 6, 2017. In addition to ClearBridge, Brown Advisory, LLC, Loomis, Sayles & Company, L.P. and Sands Capital Management, LLC, the GE Fund’s current sub-advisers, will continue to provide sub-advisory services with respect to portions of the GE Fund.

The Adviser’s recommendation to hire ClearBridge was based on its analysis of the GE Fund’s investment objective and the structure of the GE Fund’s underlying sub-adviser composite. The Adviser’s recommendation is intended to maintain the GE Fund’s current risk profile and investment characteristics, to enhance the investment services provided to the GE Fund and to improve the GE Fund’s return potential.

C.	Board Considerations

In making its determination to hire ClearBridge, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including the nature, extent and quality of the services to be provided by ClearBridge, the past performance record of a similar account managed by personnel of ClearBridge who would be managing the portfolio of the GE Fund, fees charged to comparable clients and information regarding ClearBridge’s ownership structure, investment management experience, personnel, clients, assets under management, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend ClearBridge. The Board received and considered information about the potential of ClearBridge to contribute economies of scale as the GE Fund grows in size. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to ClearBridge’s stated fee schedule. In addition, the Trustees noted that the sub-adviser’s fee schedule included breakpoints that would reduce the sub-advisory fees charged if specified asset levels are reached in the future.

Because this engagement with ClearBridge is new, there is no historical profitability information with regard to this assignment for the GE Fund. The Board noted, however, that ClearBridge did provide an estimate of profitability for the GE Fund, which took into account ClearBridge’s estimated direct costs of managing its allocated portion of the GE Fund as well as ClearBridge’s proportionate share of indirect costs incurred by its parent company. The Trustees considered the Adviser’s assessment of ClearBridge’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by ClearBridge, believed that ClearBridge was financially sound.

The Board considered the fees to be paid to ClearBridge under the ClearBridge Agreement, as well as the overall fee structure under the ClearBridge Agreement, in light of the nature, extent and quality of the services to be provided. The Board noted that the GE Fund’s aggregate management fees would decrease as a result of the appointment of ClearBridge. The Board also noted that the GE Fund, and not the Adviser, pays fees to ClearBridge directly. Therefore, the appointment of ClearBridge is not expected to affect the Adviser’s profitability with respect to the GE Fund.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by ClearBridge and its affiliates as a result of its arrangements with the GE Fund. The Board concluded that any potential benefits to be derived by ClearBridge included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered that the ClearBridge large cap growth strategy’s performance history versus its benchmark, the Russell 1000® Growth Index, has been favorable over historical time periods (evaluated since 2012, the first year of the existing co-portfolio manager structure). The Board further considered the qualifications, experience and capabilities of the individuals with primary portfolio management responsibilities for the GE Fund. The Board also noted that ClearBridge is a wholly owned subsidiary of Legg Mason, Inc. (“Legg Mason”) and would benefit from certain resources of the Legg Mason organization. In addition, the Board noted that, as of March 31, 2017, ClearBridge’s assets under management for equity products that utilize the same fundamental principles as the proposed strategy were $112.4 billion.

The Board considered the large cap growth strategy proposed to be implemented by ClearBridge with respect to approximately 18% of the GE Fund’s assets that the Adviser would intend to allocate to ClearBridge. The Board noted the Adviser’s determination that the strategy would complement the other strategies currently utilized in the GE Fund and, as such, would enhance the GE Fund’s potential to provide long-term capital appreciation. The Board recognized ClearBridge’s multi-year comparable performance history with respect to the investment strategy it proposes to implement for the GE Fund, a large cap growth strategy, while noting that past performance does not indicate future results. The Board considered that the proposed strategy had outperformed its benchmark index (Russell 1000® Growth Index) over the one-, three- and five-year periods ended March 31, 2017. The Board noted that assets under management for the ClearBridge large cap strategy were approximately $15.5 billion as of March 31, 2017. The Board noted the Adviser’s representation that ClearBridge is comfortable managing the strategy in accordance with the GE Fund’s socially responsible investment policy.

The Board noted that the estimated costs of the transition of assets from the terminated Jackson Square strategy to the ClearBridge strategy, as estimated by the Adviser, were reasonable. Among other things, the Board considered the fact that the transition will occur within the large-cap, domestic equity market which is very liquid; thus, the cost of the transition is estimated to be very modest at the overall Fund level.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that ClearBridge would provide investment management services that are appropriate in scope and that the fees paid to ClearBridge by the GE Fund under the ClearBridge Agreement were fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of ClearBridge. In addition, since January 1, 2016, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which ClearBridge, any parent or subsidiary of ClearBridge or any subsidiary of a parent of such entities was, or is to be, a party. Western Asset Management Company and Western Asset Management Company Limited, current sub-advisers to the GuideStone Funds Medium-Duration Bond Fund and Global Bond Fund, also are wholly owned affiliates of Legg Mason.

Information Regarding ClearBridge. ClearBridge is a Delaware corporation and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. ClearBridge manages U.S. and international equity investment strategies and has been committed to delivering long-term results through active management for more than 50 years. As of March 31, 2017, the firm had assets under management of approximately $123 billion. ClearBridge is a wholly owned subsidiary of Legg Mason, a Delaware corporation. ClearBridge bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. The GE Fund portfolio account is co-managed by Peter Bourbeau and Margaret Vitrano. Mr. Bourbeau is a Managing Director and Portfolio Manager and joined ClearBridge or its predecessor in 1991. Ms. Vitrano is a Managing Director and Portfolio Manager and joined ClearBridge or its predecessor in 1997. Mr. Bourbeau and Ms. Vitrano have 26 and 21 years of investment industry experience, respectively. More information about ClearBridge is provided in Appendix C.

Comparison of the Management Fees. The aggregate management fees paid by the GE Fund will decrease compared to the aggregate management fees paid by the GE Fund prior to the effective date of the ClearBridge Agreement. The GE Fund, not the Adviser, pays the sub-advisory fees to ClearBridge directly; therefore, the appointment of ClearBridge is not expected to affect the Adviser’s profitability with respect to the GE Fund.

Prior to the effectiveness of the ClearBridge Agreement, the Institutional Class and Investor Class of the GE Fund paid aggregate management fees of 0.72% of average daily net assets for the year ended December 31, 2016. For the fiscal year ended December 31, 2016, the aggregate management fees paid by the GE Fund to the Adviser and the sub-advisers to the GE Fund, both as a dollar amount and as a percentage of the GE Fund’s average daily net assets, were $4,442,920 (33%) and $5,272,344 (39%), respectively. Upon the appointment of ClearBridge, the Institutional Class and Investor Class of the GE Fund will pay an aggregate management fee of approximately 0.69% of the GE Fund’s average daily net assets.

Description of the ClearBridge Agreement. The ClearBridge Agreement became effective on June 6, 2017, and ClearBridge began providing services to the GE Fund on June 6, 2017. This description of the ClearBridge Agreement is qualified in its entirety by the form of the ClearBridge Agreement, which is included in Appendix D. The terms of the ClearBridge Agreement are substantially identical in all respects to the investment sub-advisory agreements between the Trust, the Adviser and the Trust’s other sub-advisers except as to: (1) the effective date; (2) the sub-advisory fee schedule; and (3) changes to the indemnification provision that reflect evolving industry standards. The ClearBridge Agreement will continue in effect for an initial term of two years. Thereafter, the ClearBridge Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the GE Fund, and also, in either event, if approved by a majority of the Independent Trustees.

Under the ClearBridge Agreement, ClearBridge will manage the assets of the GE Fund that are allocated to ClearBridge by the Adviser. ClearBridge has discretion pursuant to the ClearBridge Agreement to purchase and sell securities for its allocated segment of the GE Fund’s assets in accordance with the GE Fund’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to ClearBridge. Although ClearBridge is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The ClearBridge Agreement recognizes that ClearBridge may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The ClearBridge Agreement also provides that ClearBridge will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions ClearBridge effects on behalf of the GE Fund and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the GE Fund’s performance with respect to ClearBridge’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that ClearBridge normally makes available to its institutional investors or other customers.

The ClearBridge Agreement does not protect ClearBridge against liability to the GE Fund or the GE Fund’s shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance, or breach of, its duties and obligations under the ClearBridge Agreement. The

ClearBridge Agreement will terminate automatically with respect to the GE Fund upon assignment or upon the termination of the GE Fund’s Advisory Agreement with the Adviser. The ClearBridge Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, each Fund of the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Fund’s sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Fund’s sub-advisers. For the fiscal year ended December 31, 2016, the GE Fund did not engage in any affiliated brokerage transactions.

II.	Global Natural Resources Equity Fund: Approval of Plan of Liquidation and Termination

A.	Overview

At a special meeting of the Board held on July 17, 2017, the Board, including a majority of the Independent Trustees, unanimously approved the Plan of Liquidation and Termination for the Global Natural Resources Equity Fund (“GNRE Fund”) (the “Plan”), to be effective on or about September 22, 2017.

Pursuant to Article VI, Section 1 and Article XI, Section 4 of the Trust’s Amended and Restated Trust Instrument (“Trust Instrument”), shareholder approval, by vote of the majority of the outstanding shares of the GNRE Fund, is required to terminate and liquidate the GNRE Fund. GuideStone Financial Resources, as the majority shareholder of the Trust and the GNRE Fund, has approved by written consent the Plan, a copy of which is included in Appendix E.

B.	Reasons for the Liquidation and Termination

The GNRE Fund invests directly in different types of equity securities or other investments to meet its investment objective of seeking long-term capital appreciation. The GNRE Fund uses various investment sub-advisers to manage its assets. The Adviser reviews the sub-advisers’ performance, allocates the assets of the GNRE Fund among them and makes recommendations to the Board regarding changes to the sub-advisers selected. In connection with the liquidation, the GNRE Fund will depart from its stated investment objective, and may begin to do so immediately, as it begins to convert all portfolio securities to cash or cash equivalents in preparation for the final distribution(s) to shareholders.

The Adviser recommended to the Board that the GNRE Fund be liquidated and terminated. Among other things, the Adviser provided the Board with information regarding the (1) ability of the GNRE Fund to operate in an economically viable manner, (2) demand for the GNRE Fund by direct investors, and (3) demand for the GNRE Fund as a component of the Trust’s real assets strategies. The Adviser explained that demand for the GNRE Fund is modest and expected to weaken, and consequently, due to the projected small asset size, it was expected that it would not be practicable to operate the GNRE Fund in an economically viable manner over the long term.

The Adviser stated that, given the above factors, it did not believe that it was prudent to continue to dedicate resources to the GNRE Fund. Additionally, the Adviser informed the Board that, if the liquidation was approved, it would continue its practice of monitoring the activity within the GNRE Fund daily in order to ensure sufficient liquidity to cover redemption requests and GNRE Fund expenses and it would move the GNRE Fund into an all cash or cash equivalent position prior to the liquidation.

After considering this and other information, the Board determined that it would be in the best interests of the GNRE Fund and its shareholders to liquidate and terminate the GNRE Fund. The Trust filed a supplement to its registration statement on July 17, 2017, notifying shareholders of the liquidation and termination of the GNRE Fund.

C.	Description of the Plan and Related Transactions

The Board and GuideStone Financial Resources, the majority shareholder, have approved the Plan, which is summarized below. Terms not otherwise defined below shall have the same meaning as defined in the Plan. This summary is qualified in its entirety by reference to the Plan.

1.

The GNRE Fund shall be liquidated in accordance with section 331 of the Internal Revenue Code of 1986, as amended (the “Code”), and shall be terminated, and its affairs shall be wound up, on or about September 22, 2017, or another date the Trust’s officers, with the advice of counsel, may determine (“Liquidation Date”);

2.	Following the Liquidation Date, all powers of the Trustees under the Trust Instrument and the Trust’s by-laws shall continue with respect to the GNRE Fund;

3.

The appropriate persons shall be authorized to (a) file with the SEC any supplement and/or regulatory filing in connection with the implementation of the Plan, (b) file for and obtain any necessary tax clearance certificates and/or other documents required from the State of Delaware and any other applicable governmental authority for the GNRE Fund, and (c) timely file any other documents required by any such authority, including Internal Revenue Service Form 966;

4.

By the Liquidation Date, the GNRE Fund shall (a) sell all its assets for cash, convert them to cash equivalents or permit them to mature, and apply the same to the payment of all its existing liabilities, debts and obligations, including necessary expenses of its liquidation and termination, and (b) obtain such releases, indemnities, and refunding and other agreements as the Board deems necessary for its protection;

5.

On the Liquidation Date, each shareholder’s interest in the GNRE Fund shall be fixed, the GNRE Fund’s books shall be closed, and the GNRE Fund shall distribute its remaining assets, in cash or cash equivalents (provided that, if necessary in the judgment of the Trust’s officers, a second distribution in cash or cash equivalents shall be made for the GNRE Fund as soon as reasonably practicable thereafter) to its shareholders of record as of the close of business on the Liquidation Date (each, a “Shareholder”) in redemption and cancellation of their GNRE Fund shares (each such distribution a “Liquidating Distribution”). The amount of the Liquidating Distribution(s) to each Shareholder shall be in proportion to the number of GNRE Fund shares held thereby on the Liquidation Date;

6.

If one or more Shareholder(s) to whom one or more Liquidating Distributions are payable cannot be located, a trust may be created with a financial institution in the name and on behalf of the GNRE Fund and, subject to applicable abandoned property laws, any remaining GNRE Fund assets may be deposited in such trust for the benefit of such Shareholder(s). The expenses of such trust shall be charged against the assets therein. The Trust is under no obligation to establish such a trust;

7.

The Board may authorize variations from, or amendments to, the provisions of the Plan (other than the terms of the Liquidating Distribution(s)) that it deems necessary or appropriate to effect such distribution(s) and the GNRE Fund’s liquidation and termination; and

8.

Except as provided in paragraph 6 above, the GNRE Fund shall bear the expenses incurred in connection with carrying out the Plan, including the cost of liquidating its assets and terminating its existence.

Shareholders may exchange shares of the GNRE Fund at net asset value at any time prior to the Liquidation Date for shares of the same class of another Fund in accordance with the terms of the GNRE Fund’s prospectus. Alternatively, shareholders may redeem shares of the GNRE Fund at any time prior to the Liquidation Date. The GNRE Fund will distribute cash or cash equivalents pro rata to all remaining shareholders who have not previously exchanged or redeemed all of their shares on or about the Liquidation Date. Shareholders remaining in the GNRE Fund just prior to the Liquidation Date may bear increased transaction costs incurred in connection with the disposition of the GNRE Fund’s portfolio holdings.

As soon as practicable after the distribution of all of the GNRE Fund’s assets in complete liquidation, the Trust’s officers will close the GNRE Fund’s books and prepare and file, in a timely manner, any and all required income tax returns of the GNRE Fund and other documents and instruments. The GNRE Fund will be terminated in accordance with the applicable provisions of Delaware law and the Trust Instrument.

D.	Federal Income Tax Consequences to Shareholders

General. The following is a summary of certain federal income tax considerations generally relevant to the GNRE Fund and its shareholders. It is generally applicable to shareholders who are individual U.S. citizens and does not address (1) particular federal income tax consequences that may apply to other shareholders, such as corporations, trusts, estates, tax-exempt organizations or non-resident aliens, or (2) state and local tax consequences. No attempt is made to present a detailed explanation of the federal income tax treatment of the GNRE Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.

The following summary is based on provisions of the Code, the Treasury regulations promulgated thereunder, judicial decisions and administrative pronouncements, all as in effect on the date of this Information Statement. New legislation, as well as regulatory and/or administrative changes or court decisions, may significantly change the conclusions expressed herein, possibly with retroactive effect.

Treatment as a Regulated Investment Company. The GNRE Fund currently qualifies, and intends to continue to qualify through the end of the liquidation period, for treatment as a “regulated investment company” under the Code, so that it will not be required to pay federal income tax on any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. In the unlikely event the GNRE Fund fails to continue to so qualify during that period, it would be subject to federal income tax on its taxable income and net capital gain without being able to deduct the distributions it makes to its shareholders.

Redemption or Exchange of GNRE Fund Shares. If you redeem or exchange your GNRE Fund shares before the Liquidation Date, the transaction will be a taxable event, on which you will realize a taxable gain (or loss) to the extent that your tax basis in the shares is lower (or higher) than the redemption proceeds or the net asset value of the exchanged-for shares that you receive.

Receipt of Liquidating Distributions. A shareholder who has not redeemed or exchanged all of his or her GNRE Fund shares by the Liquidation Date (i.e., a Shareholder) will be treated as having sold his or her GNRE Fund shares held on that date for an amount equal to the Liquidating Distribution(s) he or she receives. In that case, the Shareholder will recognize gain or loss in an amount equal to the difference between (a) his or her adjusted basis in those GNRE Fund shares and (b) the amount of such Liquidating Distribution(s). The gain or loss will be capital gain or loss if the Shareholder held the GNRE Fund shares as capital assets, and will be long-term if the GNRE Fund shares were held for more than one year on the Liquidation Date. If an individual or certain other non-corporate Shareholder realizes a long-term capital gain on the GNRE Fund’s liquidation, then the gain will be subject to federal income tax at the lower rates for net capital gain – a maximum of 15% for a single Shareholder with taxable income not exceeding $418,400, or $470,700 for married Shareholders filing jointly, and 20% for those Shareholders with taxable income exceeding those respective amounts. If a Shareholder realizes a loss on the transaction after having held Fund shares for six months or less, then the loss will be treated as a long-term capital loss for federal income tax purposes to the extent of the amount of any capital gain dividends he or she received with respect to the shares.

Important Information for Qualified Plan Accounts. If a shareholder owns GNRE Fund shares through a tax-deferred account, such as an individual retirement, 401(k) or 403(b) account (each, an “Account”), the redemption or exchange proceeds or Liquidating Distribution(s) (collectively, “Proceeds”) paid or distributed directly to the Account will not be subject to current income taxation. If such a shareholder receives Proceeds outside of the Account, however, the shareholder must reinvest the Proceeds he or she receives in another Account to avoid possible penalties and adverse federal income tax consequences. If Proceeds cannot be held by an Account and must be distributed, tax results will vary depending on each beneficiary’s status. Accordingly, an Account owner or beneficiary who receives a distribution from the GNRE Fund or the Account pursuant to a redemption, exchange, or the GNRE Fund’s liquidation should consult with his or her own tax advisers about the tax consequences to him or her, if any. Shareholders should also consult their tax advisers before initiating any exchange or redemption of GNRE Fund shares.

III.	Additional Information

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Matthew A. Wolfe, Chief Legal Officer and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498 or by calling 1-888-GS-FUNDS (1-888-473-8637). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Matthew A. Wolfe

Chief Legal Officer and Secretary

August [21], 2017

APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF JULY 31, 2017

Fund	Institutional Class	Investor Class
Growth Equity Fund	42,028,814.211	21,380,052.218
Global Natural Resources Equity Fund	N/A	18,983,452.943

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF THE GROWTH EQUITY FUND AND

THE GLOBAL NATURAL RESOURCES EQUITY FUND

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 31, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Growth Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	$329,748,192	61%
Growth Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	$144,844,067	27%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	$34,939,099	25%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	$27,127,063	20%
Global Natural Resources Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	$19,906,232	14%
Global Natural Resources Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	$14,185,843	10%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	$8,409,429	6%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas TX 75221-2190	$7,299,559	5%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	$262,765,090	25%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	$221,907,403	21%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	$157,506,173	15%
Growth Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	$86,232,180	8%
Growth Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	$81,253,678	8%

B-1

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 31, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Growth Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	$77,478,375	7%
Growth Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas TX 75221-2190	$72,387,165	7%

B-2

APPENDIX C

MORE INFORMATION ABOUT CLEARBRIDGE INVESTMENTS, LLC

ClearBridge Investments, LLC (“ClearBridge”), with principal offices at 620 Eighth Avenue, New York, New York 10018, is an SEC-registered investment adviser and has been committed to delivering long-term results through active management for more than 50 years. As of March 31, 2017, ClearBridge’s total assets under management were $123 billion. The firm is a wholly owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason is a global asset management company.

Listed below are the names, addresses and principal occupations during the past five years for the directors and officers of ClearBridge:

Name	Position(s) with ClearBridge/Principal Occupations
Terrence Murphy	Director and President since March 2011 Chief Executive Officer since December 2012
Barbara Manning	Chief Compliance Office since February 2006 General Counsel since July 2008
Hersh Cohen	Co-Chief Investment Officer since October 2012
Cynthia List	Director since June 2015 Chief Financial Officer since December 2011
Scott Glasser	Director since June 2015 Co-Chief Investment Officer since October 2012
John Kenney	Director since June 2015
Brian Eakes	Director since June 2015
Justin Eede	Director since June 2015
Frances Cashman	Director since May 2017

The business address of Mses. Manning and List and Messrs. Murphy, Cohen and Glasser is 620 Eighth Avenue, New York, New York 10018. The business address of Mr. Kenney is 3190 Sussex Road Orono, MN 55356. The business address of Mr. Eakes and Ms. Cashman is 100 International Drive Baltimore, MD 21202. The business address of Mr. Eede is 201 Bishopsgate, London, EC2M 3AB, United Kingdom.

ClearBridge serves as investment adviser or sub-adviser to the following investment companies with investment objectives similar to the Fund.

Fund	Approximate Net Assets as of June 30, 2017 (in millions)	Annual Investment Advisory Fee
ClearBridge Large Cap Growth Fund	$8,268.86	First $1 billion Next $1 billion Next $3 billion Next $5 billion Assets over $10 billion	52.50 bps 50.75 bps 49.00 bps 47.25 bps 45.50 bps
ClearBridge Variable Large Cap Growth Portfolio	$128.25	First $1 billion Next $1 billion Next $3 billion Next $5 billion Assets over $10 billion	52.50 bps 50.75 bps 49.00 bps 47.25 bps 45.50 bps
Guardian Large Cap Growth Fundamental Growth-VIP Fund	$16.38	First $100 million Next $200 million Assets over $300 million	30.00 bps 27.00 bps 25.00 bps
AXA ClearBridge Large Cap Growth Portfolio	$346.86	First $500 million Next $1.5 billion Assets over $2.0 billion	35.00 bps 30.00 bps 25.00 bps
Minnesota Life Insurance Company - ClearBridge Large Cap Growth Portfolio	$4.96	First $100 million Assets over $100 million	40.00 bps 37.50 bps

C-1

APPENDIX D

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Contract”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT, LLC (“Adviser”), a non-profit limited liability company organized under the laws of the State of Texas, and CLEARBRIDGE INVESTMENTS, LLC, a registered investment adviser organized under the laws of the State of Delaware (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Growth Equity Fund (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.        Appointment. The Adviser and the Trust hereby appoint and employ the Sub Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Contract or another writing by the Trust, the Adviser and the Sub-Adviser.

2.        Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3.        Duties as Sub-Adviser.

(a)        Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)        In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide written instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)        The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser believes to be equitable over time and consistent with its fiduciary obligations to each account.

(d)        Except as permitted by law or an exemptive order or rule of the SEC, and the Trust’s policies and procedures adopted thereunder, the Sub-Adviser agrees that it will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Trust’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e)        In furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. This will not be deemed to prohibit: (i) the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets; (ii) the Sub-Adviser from consulting with any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1; and (iii) the Sub-Adviser from consulting with a successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(f)        The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(g)        All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(h)        The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(i)        In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

4.        Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and Advisers Act and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5.        Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6.        Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7.        Compensation. The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.        Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.        Indemnification.

(a)        The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b)        The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c)        The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d)        The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

10.        Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)        The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

(b)        The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

11.        Representations of Adviser. The Adviser represents, warrants and agrees that:

(a)        The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)        The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12.        Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a)        The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b)        The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of a summary of the Compliance Procedures and any amendments thereto.

(c)        The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, with respect to violations of the Sub-Adviser’s code of ethics affecting the Fund or Fund Account, the Sub-Adviser shall permit the

Adviser, its employees or its agents to examine summaries of the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(d)        The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(e)        The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(f)        The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(g)        The Sub-Adviser will not, in violation of applicable law or regulation, use any material, non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliates or employees in providing investment advice or investment management services to the Fund.

(h)        The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

13.        Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.        Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15.        Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16.        Duration and Termination.

(a)        Unless sooner terminated as provided herein, this Contract shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund, unless any requirement for a vote of the outstanding voting securities of a Fund is rendered inapplicable by an order of exemption from the SEC.

(b)        Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This

-Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

17.        Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18.        Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.        Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.        Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

21.        Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail – return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Melanie Childers. All notices provided to the Sub-Adviser will be sent to the attention of Barbara Brooke Manning, Esq.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of June 6, 2017.1

GUIDESTONE FUNDS – GROWTH EQUITY FUND 2401 Cedar Springs Road Dallas, Texas 75201

Attest By: Name: Melanie Childers Title: Vice President – Fund Operations	By: Name: John R. Jones Title: President

GUIDESTONE CAPITAL MANAGEMENT, LLC 2401 Cedar Springs Road Dallas, Texas 75201

Attest By: Name: Matt L. Peden Title: Vice President and Chief Investment Officer	By: Name: David S. Spika Title: President

CLEARBRIDGE INVESTMENTS, LLC 620 8th Avenue New York, New York 10018

Attest By: Name: Title:	By: Name: Title:

[1]	Original Contract dated June 6, 2017

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE JUNE 6, 2017

Monthly

1.	Transaction and valuation reports, including investment performance.

2.

Report showing the derivative holdings. Such report showing derivative holdings should include a detailed calculation indicating the account is in compliance with the CFTC exemption provisions as outlined in the Investment Manager Mandate, and, if not specifically addressed within the Investment Manager Mandate, one of the following exemptions allowed under CFTC Rule 4.5 for registered mutual funds: (1) the percentage of the aggregate net notional value of all derivative positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio; or (2) the percentage of the aggregate initial margin and premiums for all positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio.

3.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.	GuideStone Funds Compliance Checklist.

2.

Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management, LLC any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.	Commission recapture report.

4.

All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

5.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.

6.	Attribution analysis report.

7.	Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.

8.

Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

9.	Report on notice of regulatory examinations and copies of any exam reports.

Annually

1.

SSAE 16 / SOC 1 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.	Updated proxy voting policy.

3.	Current code of ethics and Rule 17j-1 certification paragraph.

4.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.

5.	Updated Form ADV Parts 1 and 2A, or more frequently if revised during the year.

Periodic

1.

Immediately furnish all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management, LLC’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

2.

Promptly notify GuideStone Capital Management, LLC of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.	Timely advise GuideStone Capital Management, LLC of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.

4.	Advise GuideStone Capital Management, LLC of any changes in the Fund Account manager.

5.	Promptly inform GuideStone Capital Management, LLC of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.

6.	Meet with GuideStone Capital Management, LLC on a periodic basis for a formal Fund Account review.

7.	Advise GuideStone Capital Management, LLC of any pertinent issues that the Sub-Adviser deems to be of significant interest.

8.	Provide GuideStone Capital Management, LLC with reports or other information regarding brokerage and benefits received there from.

9.	Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to actions by the Sub-Adviser.

10.	Promptly notify GuideStone Capital Management, LLC of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management, LLC (“Adviser”) and ClearBridge Investments, LLC, (“Sub-Adviser”) relating to the Growth Equity Fund (“Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets	Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature

David S. Spika	President

Matt L. Peden	Vice President and Chief Investment Officer

Patrick Pattison	Vice President and Treasurer

Melanie Childers	Vice President – Fund Operations

Matthew A. Wolfe	Secretary

Ron W. Bass	Chief Compliance Officer

APPENDIX E

PLAN OF LIQUIDATION AND TERMINATION

GUIDESTONE FUNDS

Global Natural Resources Equity Fund

THIS PLAN OF LIQUIDATION AND TERMINATION (“Plan”) is made by the GuideStone Funds (the “Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to the Global Natural Resources Equity Fund (the “Fund”). The Fund, which commenced operations on July 1, 2013, was created pursuant to Article IV of the Trust’s Amended and Restated Trust Instrument dated September 13, 2005, as amended and restated May 1, 2017) (the “Trust Instrument”). The Trust was established pursuant to Chapter 38 of Title 12 of the Delaware Code entitled “Treatment of Delaware Statutory Trusts,” which sets forth requirements for the establishment or termination of series of a trust established thereunder.

RECITALS

A. Pursuant to Article XI, Section 4, of the Trust Instrument, subject to approval of the holders of a majority of the outstanding shares of the Trust, the Trust’s board of trustees (“Board,” and the members thereof, “Trustees”) may at any time dissolve any series of the Trust by selling and converting into money all or substantially all of the assets belonging to the affected series.

B. The Board, including its Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust, has unanimously made a determination with respect to the Fund that the liquidation and termination of the Fund is in the best interests of the Fund and its shareholders.

C. Based on the determination and the provision of the Trust Instrument described in Recital A, the Board has unanimously adopted this Plan, which it intends to be a plan of liquidation (within the meaning of section 562(b)(1)(B) of the Internal Revenue Code of 1986, as amended (“Code”), and the regulations thereunder) of the Fund.

D. The Fund is a segregated portfolio of assets of the Trust, a “fund” as defined in section 851(g)(2) of the Code, and a “regulated investment company” as defined in section 851(a) thereof.

PROVISIONS

This Plan, as set forth below, shall be effective from a date determined by the officers of the Trust following the adoption of this Plan by the Board.

ARTICLE 1. Liquidation and Termination; Trustees’ Powers

(a)        The Fund shall be liquidated in accordance with section 331 of the Code and shall be terminated, and its affairs shall be wound up, on or about September 22, 2017, or another date the Trust’s officers, with the advice of counsel, may determine (“Liquidation Date”).

(b)        Following the Liquidation Date, all powers of the Trustees under the Trust Instrument and the Trust’s by-laws shall continue with respect to the Fund.

ARTICLE 2. Filings with Governmental Authorities

The appropriate persons shall be authorized to (a) file with the SEC any supplement and/or regulatory filing in connection with the implementation of this Plan, (b) file for and obtain any necessary tax clearance certificates and/or other documents required from the State of Delaware and any other applicable governmental authority for the

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Fund, and (c) timely file any other documents required by any such authority, including Internal Revenue Service Form 966 (“Corporate Dissolution or Liquidation”).

ARTICLE 3. Liquidation Procedures

(a)        By the Liquidation Date, the Fund shall (1) sell all its assets for cash, convert them to cash equivalents or permit them to mature, and apply the same to the payment of all its existing liabilities, debts, and obligations, including necessary expenses of its liquidation and termination, and (2) obtain such releases, indemnities, and refunding and other agreements as the Board deems necessary for its protection.

(b)        On the Liquidation Date, each shareholder’s interest in the Fund shall be fixed, the Fund’s books shall be closed, and the Fund shall distribute its remaining assets, in cash or cash equivalents (provided that, if necessary in the judgment of the Trust’s officers, a second distribution in cash or cash equivalents shall be made for the Fund as soon as reasonably practicable thereafter) to its shareholders of record as of the close of business on the Liquidation Date (each, a “Shareholder”) in redemption and cancellation of their Fund shares. The amount of the liquidating distribution(s) to each Shareholder shall be in proportion to the number of Fund shares held thereby on the Liquidation Date.

(c)        If one or more Shareholder(s) to whom one or more distributions pursuant to paragraph (b) are payable cannot be located, a trust may be created with a financial institution in the name and on behalf of the Fund and, subject to applicable abandoned property laws, any remaining Fund assets may be deposited in such trust for the benefit of such Shareholder(s). The expenses of such trust shall be charged against the assets therein. The Trust is under no obligation to establish such a trust.

ARTICLE 4. Amendment of this Plan

The Board may authorize variations from, or amendments to, the provisions of this Plan (other than the terms of the liquidating distribution(s)) that it deems necessary or appropriate to effect such distribution(s) and the Fund’s liquidation and termination.

ARTICLE 5. Expenses

Except as provided in Article 3, paragraph (c), the Fund shall bear the expenses incurred in connection with carrying out this Plan, including the cost of liquidating its assets and terminating its existence.

Dated: July 17, 2017

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